Asset transfers (Tables)	12 Months Ended
Dec. 31, 2022
Asset transfers
Schedule of assets subject to securities repurchase agreements or security lending transactions

	2022	2021
The following assets have failed derecognition (1)	£m	£m
Trading assets	6,668	13,084
Loans to bank - amortised cost	16	38
Loans to customers - amortised cost	398	1,837
Other financial assets	2,901	11,746
Total	9,983	26,705

(1)	Associated liabilities were £9,501 million (2021 - £24,747 million).

Schedule of assets pledged as collateral

	2022	2021
Assets pledged against liabilities	£m	£m
Trading assets	15,062	23,601
Loans to banks - amortised cost	66	62
Loans to customers - amortised cost	17,493	20,108
Other financial assets (1)	3,351	3,624
Total	35,972	47,395

(1)	Includes assets pledged for pension derivatives and stock borrowings.